EXHIBIT 32
        CERTIFICATION OF OFFICER OF SANGUI BIOTECH INTERNATIONAL, INC.
                       PURSUANT TO 18 U.S.C.SECTION 1350


Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Sangui BioTech International, Inc. (the *ompany") does hereby certify, to such officer's knowledge, that:

(a) The quarterly report on Form 10-QSB for the quarter ended September 30, 2003 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 13, 2003                    /s/ Wolfgang Barnikol
                                           ----------------------------
                                           Wolfgang Barnikol
                                           President, Chief Executive Officer
                                           and Chief Financial Officer